EXHIBIT 24


                                POWER OF ATTORNEY


         We, the undersigned officers and directors of Boston Edison Company, hereby severally constitute Thomas J. May, James J. Judge, and Douglas S. Horan and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacities indicated below, the registration statement on Form S-8 and any and all amendments thereto filed or to be filed with the Securities and Exchange Commission for the purpose of registering the Common Stock of the Company to be issued pursuant to the Boston Edison Company Performance Share Plan, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to said registration statement and any and all amendments thereto.

         Witness our hands and common seal on the respective dates set forth below.


/s/ THOMAS J. MAY                   Chairman of the Board,         June 26, 1997
---------------------------           President and Chief
THOMAS J. MAY                       Executive Officer
                                    and Director




/s/ JAMES J. JUDGE                  Senior Vice President and      June 26, 1997
---------------------------             Treasurer
JAMES J. JUDGE



/s/ ROBERT J. WEAFER, JR.           Vice President, Controller     June 26, 1997
---------------------------         and Chief Accounting Officer
ROBERT J. WEAFER, JR.



/s/ GARY L. COUNTRYMAN              Director                       June 26, 1997
---------------------------
GARY L. COUNTRYMAN



/s/ THOMAS G. DIGNAN, JR.           Director                       June 26, 1997
----------------------------
THOMAS G. DIGNAN, JR.



/s/ CHARLES K. GIFFORD              Director                       June 26, 1997
----------------------------
CHARLES K. GIFFORD


/s/ NELSON S. GIFFORD               Director                       June 26, 1997
----------------------------
NELSON S. GIFFORD


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/s/ MATINA S. HORNER                Director                       June 26, 1997
----------------------------
MATINA S. HORNER


/s/ SHERRY H. PENNEY                Director                       June 26, 1997
----------------------------
SHERRY H. PENNEY


/s/ HERBERT ROTH, JR.               Director                       June 26, 1997
----------------------------
HERBERT ROTH, JR.


/s/ STEPEHN J. SWEENEY              Director                       June 26, 1997
----------------------------
STEPHEN J. SWEENEY




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